SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                        ALLOU HEALTH & BEAUTY CARE, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                            (State of Incorporation)

          1-10340                                        11-2953972
          -------                               ----------------------------
   (Commission File No.)                       (IRS Employer Identification No.)


    50 Emjay Boulevard, Brentwood, New York               11717
    -----------------------------------------------------------
    (Address of Principal Executive Offices)          (Zip Code)


                                  631-273-4000

              (Registrant's telephone number, including area code)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)      Financial statements of business acquired:

                   Not applicable.

          (b)      Pro forma financial information:

                   Not applicable.

          (c)      Exhibits:

                   99.1:  Certification furnished August 14, 2002.

Item 9.   Regulation FD Disclosure
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          On August 14, 2002,  Allou Health & Beauty Care,  Inc.  furnished  the attached Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification") to the Securities and Exchange Commission, in connection with the filing of its report on Form 10-Q for the quarter ended June 30, 2002. A copy of such Certification is attached to this Form 8-K as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALLOU HEALTH & BEAUTY CARE, INC.


Dated: August 14, 2002                     By: /s/ David Shamilzadeh
                                               -------------------------
                                               David  Shamilzadeh, President,
                                               Principal Financial Officer
                                               and Principal Accounting Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Certification furnished August 14, 2002.